                                                                    EXHIBIT 10.1

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         This First Amendment to Amended and Restated Credit Agreement (this "First Amendment") is executed as of the 30th day of June, 2000 (the "Effective Date"), by and among Prize Energy Resources, L.P., a Delaware limited partnership ("Borrower"), Prize Energy Corp., a Delaware corporation ("Parent"), Fleet National Bank, successor-in-interest to BankBoston, N.A., a national banking association, as Administrative Agent ("Administrative Agent"), and the financial institutions a party hereto as Banks (individually a "Bank" and collectively "Banks").

                                   WITNESSETH:

         WHEREAS, Borrower, Vista Resources Partners, L.P., a Texas limited partnership ("Vista LP"), Midland Resources, Inc., a Texas corporation ("Midland"), Parent, Administrative Agent, First Union National Bank, as Syndication Agent, CIBC Inc., as Documentation Agent, Bank One, Texas, N.A., as Lead Manager, and Banks are parties to that certain Amended and Restated Credit Agreement dated as of February 8, 2000 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, Banks have made a revolving credit/term loan to Borrower, Vista LP and Midland; and

         WHEREAS, Parent and Borrower intend (a) to merge Vista LP and Midland with and into Borrower, with Borrower being the surviving entity (the "Borrower Merger"), and (b) to consummate certain other Restructuring Transactions (as hereinafter defined) to simplify the organizational structure of Parent and its Subsidiaries; and

         WHEREAS, Parent and Borrower have requested that (a) Banks consent to the Borrower Merger and the other Restructuring Transactions, and (b) in connection therewith, the Credit Agreement be amended in certain respects; and

         WHEREAS, subject to the terms and conditions set forth herein, Banks have agreed to Parent's and Borrower's request.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower, Administrative Agent and each Bank hereby agree as follows:

         SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.

         1.1. Amendment to Definitions. The definitions of "Administrative Agent," "BankBoston," "Borrower(s)," "BRSI" and "Loan Papers" contained in
Section 2.1 of the Credit Agreement shall be amended to read in full as follows:

                  "Administrative Agent" means Fleet National Bank, successor-in-interest to BankBoston, N.A., in its capacity as Administrative Agent for Banks hereunder or any successor thereto.

                  "BankBoston" means Fleet National Bank, successor-in-interest to BankBoston, N.A., a national banking association, in its capacity as a Bank.

                  "Borrower(s)" means (a) prior to the Borrower Mergers, Prize LP, Vista LP and Midland, and (b) from and after the Borrower Mergers, Prize LP.

                  "BRSI" means Fleet Boston Robertson Stephens Inc., successor-in-interest to BankBoston Robertson Stephens Inc., a Massachusetts corporation which is an Affiliate of BankBoston.

                  "Loan Papers" means this Agreement, the First Amendment, the Notes, each Facility Guaranty now or hereafter executed (and any ratification thereof), the Mortgages, the Assignments and Amendments to Mortgages, each Parent Pledge Agreement now or hereafter executed, each Subsidiary Pledge Agreement now or hereafter executed, the Borrower Assumption Agreement, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

         1.2. Additional Definitions. Section 2.1 of the Credit Agreement shall be amended to add the following definitions to such Section:

                  "Borrower Assumption Agreement" means an Assumption Agreement of even date with the First Amendment by and among Parent, Borrower, Administrative Agent and Banks, pursuant to which Borrower assumed and agreed to perform, as primary obligor, all obligations of Vista LP and Midland under the Credit Agreement and the other Loan Papers.

                  "Borrower Mergers" means, collectively, the mergers of Vista LP and Midland with and into Prize LP pursuant to, and in accordance with, the Borrower Merger Documents, with Prize LP being the surviving entity of each such merger.

                  "Borrower Merger Agreements" means, collectively: (a) that certain Plan of Merger dated on or about June 30, 2000, between Prize LP and Vista LP, relating to the merger of Vista LP with and into Prize LP, and (b) that certain Agreement of Merger dated on or about June 30, 2000, between Prize LP and Midland, relating to the merger of Midland with and into Prize LP.

                  "Borrower Merger Certificates" means, collectively: (a) that certain Certificate of Merger dated on or about June 30, 2000, to be filed on or about June 30, 2000, with the Secretary of State of Delaware, relating to the merger of Vista LP with and into Prize LP,
         (b) those certain Articles of Merger dated on or about June 30, 2000, to be filed on or about June 30, 2000, with the Secretary of State of Texas, relating to the merger of Vista LP with and into Prize LP, (c) that certain Certificate of Merger dated on or about June 30, 2000, to be filed on or about June 30, 2000, with the Secretary of State of Delaware, relating to the merger of Midland with and into Prize LP, and
         (d) those certain Articles of Merger dated on or about June 30, 2000, to be filed on or about June 30, 2000, with the Secretary of State of Texas, relating to the merger of Midland with and into Prize LP, and certified copies of which shall subsequently be filed in such jurisdictions as Administrative Agent shall require.

                  "Borrower Merger Documents" means, collectively: (a) the Borrower Merger Agreements, (b) the Borrower Merger Certificates, and
         (c) all other material documents, instruments and agreements executed or delivered by any Credit Party pursuant to the Borrower Merger Agreements, the Borrower Merger Certificates or the Borrower Mergers.

                  "First Amendment" means that certain First Amendment to Amended and Restated Credit Agreement dated as of June 30, 2000, entered into by and among Parent, Prize LP, Administrative Agent and Banks a party thereto.

         1.3. Schedule 4. Schedule 4 to the Credit Agreement shall be replaced in its entirety with the Schedule 4 attached hereto and made a part hereof.

         SECTION 2. (a) Restructuring Transactions. Parent and Borrower have advised Banks that on or about June 30, 2000, Parent and Borrower intend to take the following actions:

                           (i) Dissolution of Entities. Former Prize and Prize
                  Petroleum, L.L.C., an Oklahoma limited liability company ("Prize LLC"), will be dissolved (collectively, the "Dissolution") pursuant to, among other things, Certificates of Dissolution to be filed with the Secretaries of State of Delaware and Oklahoma, and authorizing resolutions and consents adopted by the Board of Directors and stockholders or other applicable and comparable authority of Former Prize and Prize LLC approving the Dissolution;

                           (ii) Sunterra Distribution. Following the
                  Dissolution, the interest in Sunterra Petroleum, L.L.C., an Oklahoma limited liability company ("Sunterra"), held by OGP will be distributed (the "Sunterra Distribution") to Parent pursuant to, among other things, an assignment to be executed by OGP in favor of Parent, and authorizing resolutions adopted by the Board of Directors of OGP approving the Sunterra Distribution;

                           (iii) Partner Merger. Following the consummation of
                  the Dissolution and the Sunterra Distribution, (a) Vista LLC will merge with and into PEC with PEC being the surviving corporation (the "PEC Merger"), which PEC Merger will be effectuated pursuant to, among other things, the filing of a Certificate of Merger with the Secretary of State of Delaware, and authorizing resolutions adopted by the Board of Directors and stockholders or other applicable and comparable authority of Vista LLC and PEC approving the PEC Merger, and (b) Vista Resources I, Inc. ("Vista I") and Vista Resources, Inc. ("Vista Resources"), each a Texas corporation, will merge with and into Prize Operating Company, a Delaware corporation ("POC"), with POC being the surviving corporation (the "POC Merger," and together with the PEC Merger, the "Partner Merger"), which POC Merger will be effectuated pursuant to, among other things, the filing of a Certificate of Merger with the Secretaries of State of Delaware and Texas, and authorizing resolutions adopted by the Board of Directors and stockholders or other applicable and comparable authority of Vista I, Vista Resources and POC; and

                           (iv) Borrower Merger. Contemporaneously with the
                  consummation of the Partner Merger, Vista LP, Midland and Sunterra will each merge with and into Borrower with Borrower being the surviving entity (the "Borrower Merger"), which Borrower Merger will be effectuated pursuant to, among other things, the filing of Articles or Certificates of Merger, as appropriate, with the Secretaries of State of Delaware, Oklahoma and Texas, and authorizing resolutions and consents (as applicable) adopted by the Board of Directors and stockholders or other applicable and comparable authority and (as applicable) the partners of Vista LP, Midland and Borrower approving the Borrower Merger. Pursuant to, and after giving effect to, the Borrower Merger, Borrower will assume and be liable for all of Vista LP's and Midland's obligations under the Credit Agreement, the Notes, the Mortgages (as applicable) and each of the other Loan Papers to which either Vista LP or Midland is a party.

         The Dissolution, the Sunterra Distribution, the Partner Merger and the Borrower Merger are collectively referred to herein as the "Restructuring Transactions").

         (b) Restrictions in Credit Agreement; Request for Consent and Waiver. The Restructuring Transactions (or certain aspects thereof) are prohibited pursuant to certain provisions of the Credit Agreement. Parent and Borrower have requested that Banks consent to the Restructuring Transactions and waive any provision of the Credit Agreement and the other Loan Papers to the extent that any of the Restructuring Transactions violates any such provision or results in a Default or Event of Default under the Credit Agreement or the other Loan Papers.

         (c) Consent and Waiver. Subject to and upon the terms and conditions set forth herein, and in reliance on the representations and warranties set forth herein, Banks consent to the consummation by Parent and Borrower of the Restructuring Transactions and waive compliance by Parent, Borrower and Parent's Subsidiaries with each provision of the Credit Agreement and the other Loan Papers, including, without limitation, Sections 9.3, 10.2, 10.4, 10.5, 10.6,
10.9 and 10.16 of the Credit Agreement to the extent, but only to the extent, that the Restructuring Transactions, or any of them, violate such provisions or result in a Default or Event of Default under the Credit Agreement or the other Loan Papers.

         The consents and waivers herein contained are expressly limited as follows: (a) such consents and waivers are limited solely to the consummation by Parent, Borrower and the other Credit Parties of the Restructuring Transactions,
(b) such consents and waivers shall not be applicable to any provisions of any Loan Paper other than provisions applicable to the Restructuring Transactions, and (c) such consents and waivers are limited, one-time consents and waivers, and nothing contained herein shall obligate Banks to grant any additional or future consent or waiver of, or with respect to, any provision of any Loan Paper.

         SECTION 3. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof, and the consents and waivers contained in Section 2 hereof, shall be effective only upon, and are conditioned upon, the satisfaction of each of the following conditions precedent:

         3.1. Closing Deliveries. Administrative Agent shall have received each of the following documents, instruments and agreements, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and each Bank and each of which shall, unless otherwise indicated, be dated on or about the Effective Date:

                  (a) copies of certificates of dissolution, certificates of merger, merger agreements, assignments, conveyance documents and such other documents, instruments and agreements executed in connection with the Restructuring Transactions, and/or issued by the Secretaries of State of Delaware, Oklahoma and Texas, evidencing the Restructuring Transactions, together with copies of resolutions or comparable authorizations approving such Restructuring Transactions duly adopted by the Board of Directors or other comparable authority of each Credit Party a party thereto, or for which such authorization is required (as applicable), accompanied by certificates of the Secretary or comparable officer of Parent that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the bylaws of Parent or such other Credit Party) by the unanimous written consent of the Board of Directors or other comparable authority of such Credit Party, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified or revoked in any respect, and are in full force and effect as of the Effective Date;

                  (b) an Assumption Agreement duly executed by and among Parent, Borrower, Administrative Agent and Banks, pursuant to which Borrower assumes and agrees to perform, as primary obligor, all obligations of Vista LP and Midland under the Credit Agreement and the other Loan Papers;

                  (c) a Parent Pledge Agreement duly executed and delivered by Parent together with (i) certificates (or other evidence acceptable to Administrative Agent) evidencing one hundred percent (100%) of the issued and outstanding Equity of each direct Subsidiary of Parent of every class (after giving effect to the Borrower Merger and the other Restructuring Transactions), which certificates shall be duly endorsed or accompanied by stock powers executed in blank (as applicable), and (ii) such financing statements executed by Parent as Administrative Agent shall request to evidence and perfect the Liens granted pursuant to such Parent Pledge Agreement;

                  (d) Subsidiary Pledge Agreements duly executed and delivered by each Subsidiary of Parent (excluding Borrower) together with (i) certificates (or other evidence acceptable to Administrative Agent) evidencing one hundred percent (100%) of the issued and outstanding Equity of each Indirect Subsidiary of Parent of every class (after giving effect to the Borrower Merger and the other Restructuring Transactions), which certificates shall be duly endorsed or accompanied by stock powers executed in blank (as applicable), and (ii) such financing statements executed by each Subsidiary of Parent (other than Borrower and after giving effect to the Borrower Merger and the other Restructuring Transactions) as Administrative Agent shall request to evidence and perfect the Liens granted pursuant to each such Subsidiary Pledge Agreement;

                  (e) Facility Guaranties (or reaffirmations of existing Facility Guaranties) duly executed and delivered by Parent and each Subsidiary of Parent (other than Borrower and PEC) after giving effect to the Borrower Merger and the other Restructuring Transactions;

                  (f) a Certificate of Ownership Interests substantially in the form of Exhibit B to the Credit Agreement, duly executed and delivered by an Authorized Officer of Borrower;

                  (g) an opinion of Conner & Winters, A Professional Corporation, special counsel to Parent and Borrower, favorably opining as to such maters as Administrative Agent or Required Banks may request relative to the Restructuring Transactions;

                  (h) a copy of the articles or certificate of incorporation, certificate of limited partnership, or comparable charter documents, and all amendments thereto, of each Credit Party (after giving effect to the Restructuring Transactions), accompanied by a certificate that such copy is true, correct and complete, issued by the appropriate Governmental Authority of the jurisdiction of incorporation or organization of each such Credit Party, and accompanied by a certificate of the Secretary or comparable Authorized Officer of each such Credit Party, that such copy is true, correct and complete on the Effective Date or, alternatively, a certificate of the Secretary or comparable Authorized Officer of each such Credit Party that such documents have not been amended or modified since February 9, 2000, and the same remain in full force and effect;

                  (i) a copy of the bylaws, partnership agreement or comparable documents, and all amendments thereto, of each Credit Party (after giving effect to the Restructuring Transactions) accompanied by a certificate of the Secretary or comparable Authorized Officer of each such Credit Party that such copy is true, correct and complete as of the date hereof or, alternatively, a certificate of the Secretary or comparable Authorized Officer of each such Credit Party that such documents have not been amended or modified since February 9, 2000, and the same remain in full force and effect;

                  (j) certain certificates and other documents issued by the appropriate Governmental Authorities of such jurisdictions as Administrative Agent has requested relating to the existence of each Credit Party (after giving effect to the Restructuring Transactions) and to the effect that each Credit Party is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions (after giving effect to the Restructuring Transactions);

                  (k) copies of resolutions or comparable authorizations approving this First Amendment, the Loan Papers executed in connection herewith and authorizing the Restructuring Transactions and the transactions contemplated by this First Amendment and the other Loan Papers executed in connection herewith, duly adopted by the Board of Directors, partners or comparable authority of each Credit Party a party to any Loan Paper, accompanied by certificates of the Secretary or comparable officer or partner of each such Credit Party (as applicable) that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the Bylaws, or other charter documents of each such Credit Party, as applicable) by the unanimous written consent of the Board of Directors of each such Credit Party, as applicable, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the date hereof;

                  (l) to the extent not already delivered, a copy of each of the Borrower Merger Documents accompanied by a certificate of an Authorized Officer of Parent certifying that such copies are accurate and complete and represent the complete understanding and agreement of the parties with respect to the subject matter thereof; and

                  (m) such other documents, instruments and agreement as Administrative Agent or any Bank may request in connection with the Restructuring Transactions and/or this First Amendment.

         3.2. Restructuring Transactions. The Borrower Merger and the other Restructuring Transactions shall have occurred pursuant to the terms of the Borrower Merger Documents and the other applicable agreements and all certificates of dissolution, certificates of merger and other applicable documents shall have been filed with the appropriate Governmental Authorities of the applicable jurisdictions.

         3.3. No Material Adverse Change. No Material Adverse Change (other than in connection with the Restructuring Transactions) shall have occurred since February 9, 2000.

         3.4. No Legal Prohibition. The transactions contemplated by this First Amendment and the Restructuring Transactions shall be permitted by applicable Law and regulation and shall not subject Administrative Agent, any Bank, Parent, Borrower or any Credit Party to any Material Adverse Change.

         3.5. No Litigation. No litigation, arbitration or similar proceeding shall be pending or threatened which calls into question the validity or enforceability of the Restructuring Transactions, this First Amendment, the other Loan Papers or the transactions contemplated hereby or thereby.

         3.6. Legal Expenses. All reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents shall have been paid.

         3.7. Other Matters. All matters related to the Restructuring Transactions, this First Amendment, the other Loan Papers, Parent, Borrower and the other Credit Parties shall be acceptable to each Bank in its sole discretion, and Parent and Borrower shall have delivered to Administrative Agent and each Bank such evidence as they shall request to substantiate any matters related to the Restructuring Transactions, this First Amendment and the other Loan Papers, as Administrative Agent or any Bank shall request.

         SECTION 4. Representations and Warranties. In order to induce Administrative Agent and Banks to enter into this First Amendment, Parent and Borrower hereby jointly and severally represent and warrant to Administrative Agent and each Bank that:

         4.1. Accuracy of Representations and Warranties. Each representation and warranty of the Credit Parties contained in the Loan Papers, modified as necessary for the effect of the Restructuring Transactions, is true and correct in all material respects as of the date hereof and after giving effect to the Restructuring Transactions (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date);

         4.2. Absence of Defaults. After giving effect hereto, neither a Default nor an Event of Default has occurred which is continuing;

         4.3. No Defense. No Credit Party has any defenses to payment, counterclaims or rights of set-off with respect to the Obligations on the date hereof;

         4.4. Organizational Structure; Nature of Business. PEC exists for the sole purpose of owning a limited partner interest in Borrower. Each Credit Party (other than PEC) is engaged only in the business of acquiring, exploring, developing and operating Mineral Interests and the production, marketing, processing and transporting of Hydrocarbons therefrom. Schedule 4 attached hereto accurately reflects, as of the date hereof, and after giving effect to the Restructuring Transactions: (i) the jurisdiction of incorporation or organization of each Credit Party, (ii) each jurisdiction in which each Credit Party is qualified to transact business as a foreign corporation or foreign partnership, (iii) the authorized, issued and outstanding stock or partnership interests of each Credit Party, including the names of (and number of shares or other equity interests held by) the record and beneficial owners of such interests, and (iv) all outstanding warrants, options, subscription rights, convertible securities or other rights to purchase capital stock or partnership interests of each Credit Party. Except as set forth in this Section 4.4 and in
Schedule 4 hereto, no Person holds record or beneficial ownership of any capital stock or other equity interest in Borrower or any other Subsidiary of Parent or any other right or option to acquire any capital stock or other equity interest in Borrower or any other Subsidiary of Parent and, without limiting the foregoing, there are not outstanding any warrants, options, subscription rights or other rights to purchase stock or other equity interests in Borrower or any other Subsidiary of Parent. No Credit Party has made or presently holds any Investments other than Permitted Investments. Except as set forth in Schedule 4 hereto, Borrower does not have any Subsidiaries, and no Credit Party is a partner or joint venturer in any partnership or joint venture or a member of any unincorporated association.

         4.5. Merger Documents. Borrower has provided each Bank with a true and correct copy of each of the Borrower Merger Documents, including all amendments and modifications thereto.

SECTION 5. Miscellaneous.

5.1. Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Parent and Borrower hereby extend the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

5.2. Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3. Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until this First Amendment has been executed by Parent, Borrower, Administrative Agent and Banks at which time this First Amendment shall be binding on, enforceable against and inure to the benefit of Parent, Borrower, Administrative Agent and each Bank. Facsimiles shall be effective as originals.

5.4. Legal Expenses. Parent and Borrower hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

5.5. COMPLETE AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6. Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

5.7 Effectiveness. This First Amendment shall be effective only upon (a) the execution hereof by Banks, and (b) the satisfaction of each of the conditions precedent set forth in Section 3 hereof.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.


                           [Signature pages to follow]

                                 SIGNATURE PAGE
                                       TO
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO


PARENT:

PRIZE ENERGY CORP.,
a Delaware corporation


By: /s/ Lon C. Kile
    ----------------------------------
        Lon C. Kile,
        President


BORROWER:

PRIZE ENERGY RESOURCES, L.P.,
a Delaware limited partnership

By: Prize Operating Company,
    a Delaware corporation,
    its sole general partner


By: /s/ Lon C. Kile
    ----------------------------------
    Lon C. Kile,
    President

                                 SIGNATURE PAGE
                                       TO
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO


ADMINISTRATIVE AGENT:

FLEET NATIONAL BANK,
successor-in-interest to
BankBoston, N.A., as
Administrative Agent



By: /s/ Timothy J. Norton
    ---------------------------------
Name:    Timothy J. Norton
      -------------------------------
Title:   Director
       ------------------------------


FLEET NATIONAL BANK,
successor-in-interest to
BankBoston, N.A., as a Bank



By: /s/ Timothy J. Norton
    ---------------------------------
Name:    Timothy J. Norton
      -------------------------------
Title:   Director
       ------------------------------

                                 SIGNATURE PAGE
                                       TO
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



FIRST UNION NATIONAL BANK



By:  /s/ Paul N. Riddle
    ---------------------------------
Name:    Paul N. Riddle
      -------------------------------
Title:   Senior Vice President
       ------------------------------

                                 SIGNATURE PAGE
                                       TO
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



CIBC INC.



By:  /s/ M. Beth Miller
    ---------------------------------
Name:    M. Beth Miller
      -------------------------------
Title:   Authorized Signatory
       ------------------------------

                                 SIGNATURE PAGE
                                       TO
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



BANK ONE, TEXAS, N.A.



By:  /s/ Mynan C. Feldman
    --------------------------------
Name:    Mynan C. Feldman
      ------------------------------
Title:   First Vice President
       -----------------------------

                                 SIGNATURE PAGE
                                       TO
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



CHRISTIANIA BANK



By:  /s/ Peter M. Dodge
    ---------------------------------
Name:    Peter M. Dodge
    ---------------------------------
Title:   Senior Vice President
       ------------------------------



By:  /s/ William S. Phillips
    ---------------------------------
Name:    William S. Phillips
    ---------------------------------
Title:   First Vice President
       ------------------------------

                                 SIGNATURE PAGE
                                       TO
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO




BANK OF SCOTLAND



By:  /s/  Joseph Fratus
    -------------------------------
Name:    Joseph Fratus
      -----------------------------
Title:   Vice President
       ----------------------------

                                 SIGNATURE PAGE
                                       TO
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



COMERICA BANK - TEXAS



By:  /s/ Jeffrey H. Rathkamp
    ----------------------------------
Name:    Jeffrey H. Rathkamp
      --------------------------------
Title:   Vice President
       -------------------------------

                                 SIGNATURE PAGE
                                       TO
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



FORTIS CAPITAL CORP.



By:  /s/ Deirdre Sanborn
    ---------------------------------
Name:    Deirdre Sanborn
      -------------------------------
Title:   Vice President
       ------------------------------


By:  /s/ Darrell W. Holley
    ---------------------------------
Name:    Darrell W. Holley
      -------------------------------
Title:   Managing Director
       ------------------------------

                                 SIGNATURE PAGE
                                       TO
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



THE BANK OF NOVA SCOTIA



By:  /s/ Illegible
    ---------------------------------
Name:    Illegible
      -------------------------------
Title:   Manager - Loan Operations
       ------------------------------

                                 SIGNATURE PAGE
                                       TO
                     FIRST AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



THE FROST NATIONAL BANK



By:  /s/  John S. Warren
    -------------------------------
Name:    John S. Warren
      -----------------------------
Title:   Senior Vice President
       ----------------------------

                                   SCHEDULE 4

                            ORGANIZATIONAL STRUCTURE



PRIZE ENERGY CORP. (FORMERLY KNOWN AS VISTA ENERGY RESOURCES, INC.) ("PARENT")

(i)      Delaware corporation

(ii)     Texas

(iii)    Authorized:
         50,000,000 shares of common stock, par value $.01 per share
         5,000,000 shares of series A 6% convertible preferred stock, par value $.01 per share 5,000,000 shares of undesignated preferred stock, par value $.01 per share

         Issued:
         13,266,929 shares of common stock (as of April 18, 2000)

(iv) Warrants to purchase 2,211,300 shares of common stock (as of April 1, 2000) Options to purchase 11,892,501 shares of common stock (as of April 1, 2000)



PRIZE OPERATING COMPANY ("POC")

         (i)      Delaware corporation

         (ii)     Arkansas          Kansas
                  Louisiana         Mississippi
                  New Mexico        North Dakota
                  Oklahoma          Texas
                  Utah              Wyoming

         (iii)    Authorized:  1,000 shares of common stock

                  Issued:  1,000 shares of common stock (100% owned by Parent)

         (iv)     None

PEC (DELAWARE), INC. ("PEC")

         (i)      Delaware corporation

         (ii)     None

         (iii)    Authorized:  1,000 shares of common stock

                  Issued:  1,000 shares of common stock (100% owned by Parent)

         (iv)     None


OKLAHOMA GAS PROCESSING, INC. ("OGP")

         (i)      Delaware corporation

         (ii)     Oklahoma
                  Texas

         (iii)    Authorized:  1,000 shares of common stock

                  Issued:  1,000 shares of common stock (100% owned by Parent)

         (iv)     None


PRIZE ENERGY RESOURCES, L.P.

         (i)      Delaware limited partnership

         (ii)     Kansas            Louisiana
                  Mississippi       New Mexico
                  North Dakota      Oklahoma
                  Texas             Utah
                  Wyoming

         (iii)    General Partner (1%):  POC
                  Limited Partner (99%):  PEC

         (iv)     None


                                       2